UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2008

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.

(Exact name of each registrant as specified in its charter)

Delaware	001-32701 333-127115	20-3738384 20-2076535
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of principal executive offices)		80111 (Zip Code)

(303) 495-1200

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)         On October 30, 2008, the Board of Directors of Emergency Medical Services Corporation (“EMSC”) appointed Kevin E. Benson to the Board of Directors of EMSC to fill the vacancy created by the resignation of Don S. Harvey effective January 7, 2008, thus increasing the number of members serving on the Board of Directors to seven.  Mr. Benson will serve as a Class III director and will serve on the Audit Committee, the Corporate Governance and Nominating Committee and the Compensation Committee.

No arrangements exist between EMSC and Mr. Benson pursuant to which he was selected as a Director.  There are no transactions in which Mr. Benson has an interest requiring disclosure under Item 404(a) of Regulation S-K.  Mr. Benson will be compensated in accordance with EMSC’s publicly disclosed director compensation policies.

Item 7.01     Regulation FD Disclosure

On October 30, 2008, the Board of Directors of EMSC appointed Paul B. Iannini, M.D. to the Compliance Committee. Dr. Iannini also currently serves on the Audit Committee and the Corporate Governance and Nominating Committee.

The information in “Section 7—Regulation FD” of this report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. Such information shall not be deemed to constitute an admission that the information contains material information required to be furnished by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION (Registrant)

November 5, 2008	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P.
(Registrant)

By: Emergency Medical Services Corporation,
its General Partner

November 5, 2008	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel